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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 21, 2003

AMERIQUEST MORTGAGE SECURITIES INC. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2003-1)



                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact Name of registrant as specified in its charter)
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

                       Delaware                                   333-103335                      33-0885129
                       --------                                   ----------                      ----------
           (State or Other Jurisdication of                    (Commission File                (I.R.S. Employer
                    Incorporation)                                  Number)                    Identification No.)

1100 Town & Country Road, Suite 1100
Orange, California                                                                  92868
---------------------------------------                                             -----
(Address of Principal Executive Offices)                                          (Zip Code)



Registrant's telephone number, including area code, is: (714) 564-0660


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 1, 2003, among Ameriquest Mortgage Securities Inc., as depositor, Ameriquest Mortgage Company, as master servicer and Deutsche Bank National Trust Company as trustee.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2003


                                              AMERIQUEST MORTGAGE
                                              SECURITIES INC.


                                              By:     /s/ John P. Grazer
                                                 ------------------------------
                                              Name:   John P. Grazer
                                              Title:  CFO



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                                     EXHIBIT